                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 1, 2006
                                                        (February 1, 2006)

                      Revlon Consumer Products Corporation
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             (Exact Name of Registrant as Specified in its Charter)

            Delaware                     33-59650                13-3662953
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 (State or Other Jurisdiction          (Commission            (I.R.S. Employer
       of Incorporation)               File Number)          Identification No.)

                   237 Park Avenue
                  New York, New York                                10017
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       (Address of Principal Executive Offices)                   (Zip Code)

                                 (212) 527-4000
                                 --------------
              (Registrant's telephone number, including area code)

                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.

         On February 1, 2006, Revlon, Inc. ("Revlon"), the parent of Revlon
Consumer Products Corporation ("Products Corporation"), issued a press release
(the "Press Release") announcing (i) its intention to conduct, by the end of
March 2006, a $110 million rights offering that would allow stockholders to purchase additional shares of Revlon's Class A common stock and (ii) its expectation to use the proceeds to redeem approximately $110 million principal amount of Products Corporation's 8 5/8% Senior Subordinated Notes due 2008.

         The Press Release also announced that Revlon intends to conduct a further $75 million equity issuance prior to June 30, 2006 through an underwritten public offering.

         A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit No.                Description
         -----------                -----------

         99.1                       Press Release, dated February 1, 2006
                                    (incorporated by reference to Exhibit 99.1
                                    to the Current Report on Form 8-K of Revlon,
                                    Inc. filed with the Securities and Exchange
                                    Commission on February 1, 2006).

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      REVLON CONSUMER
                                      PRODUCTS CORPORATION

                                      By: /s/ Michael T. Sheehan
                                         -----------------------
                                      Michael T. Sheehan
                                      Vice President and Deputy General
                                      Counsel

Date: February 1, 2006

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                                  EXHIBIT INDEX

        Exhibit No.                 Description
        -----------                 -----------

         99.1                       Press Release, dated February 1, 2006
                                    (incorporated by reference to Exhibit 99.1
                                    to the Current Report on Form 8-K of Revlon,
                                    Inc. filed with the Securities and Exchange
                                    Commission on February 1, 2006).

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